AMERICAN EAGLE CAPITAL APPRECIATION FUND
                           AMERICAN EAGLE TWENTY FUND

                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416
                                 1-800-335-0333

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 28, 1999
                       (SUPPLEMENTED ON NOVEMBER 1, 2000)

         The American Eagle Capital Appreciation Fund ("Capital Appreciation Fund") and American Eagle Twenty Fund ("Twenty Fund") (collectively, the "funds") are professionally managed open-end management investment companies (commonly known as a mutual funds). Investors in each fund become fund shareholders. Each fund is a separately managed series of American Eagle Funds, Inc.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the funds' applicable Prospectus, dated December 28, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the Prospectus, please call the funds at 1-800-335-0333 or your investment executive.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Investment Policies........................................................   2
Investment Restrictions....................................................   9
Taxes......................................................................  10
Advisory, Administrative and Distribution Agreements.......................  11
Special Purchase Plans.....................................................  14
Monthly Cash Withdrawal Plan...............................................  14
Determination of Net Asset Value...........................................  14
Calculation of Performance Data............................................  14
Directors and Officers.....................................................  15
Counsel and Auditors.......................................................  18
General Information........................................................  18
Financial and Other Information............................................  19

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN EAGLE FUNDS, INC. OR THE FUNDS' INVESTMENT ADVISER OR DISTRIBUTOR. NEITHER THIS STATEMENT OF ADDITIONAL INFORMATION NOR THE PROSPECTUS CONSTITUTES AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, SHARES OF ANY FUND IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION NOR ANY SALE MADE HEREUNDER (OR UNDER THE PROSPECTUS) SHALL CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

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                               INVESTMENT POLICIES

         Capital Appreciation Fund and Twenty Fund are each a "non-diversified" series of American Eagle Funds, Inc., an open-end management investment company. Each fund's investment objective and principal investment policies and strategies are set forth in the Prospectus. The following information is intended to supplement the Prospectus disclosures.

OPTIONS

         Each fund may purchase and sell put and call options on its portfolio securities to protect against changes in market prices and to generate additional investment returns. There is no assurance that the use of put and call options will achieve these desired objectives, and the use of put and call options could result in losses.

         CALL OPTIONS. Each fund may sell covered call options on its securities and on securities indices to realize a greater current return, through the receipt of premiums, than it would realize on its securities alone. A call option gives the holder the right to purchase, and obligates the seller to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the seller, at all times while obligated as a seller, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to immediately acquire such securities. In addition to covered call options, each fund may also sell uncovered (or "naked") call options; however, SEC rules require that the funds segregate assets on their books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call.

         In return for the premiums received when it sells a covered call option, a fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the fund realizes a gain or loss equal to the difference between the fund's cost for the underlying security and the proceeds of sale (exercise price minus commission) plus the amount of the premium.

         A fund may terminate a call option that it has sold before it expires by entering into a closing purchase transaction. The fund may enter into closing transactions in order to free itself to sell the underlying security or to sell another call option on the security, realize a profit or loss on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the fund.

         PUT OPTIONS. Each fund may sell covered put options in order to enhance its current return. A put option gives the holder the right to sell, and obligates the seller to buy, a security, or the notional value of an index, at the exercise price at any time before the expiration date. A put option is "covered" if the seller segregates permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. Each fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the fund, as the holder of the option, may sell the underlying security or index at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise


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price to cover the premium and transaction costs that the fund must pay. These costs will reduce any profit the fund might have realized had it sold the underlying security instead of buying the put option.

         Each fund may purchase call options to hedge against an increase in the price of securities that the fund ultimately wants to buy and to enhance its current return. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security (or an index representative of the underlying security) at the exercise price regardless of any increase in the underlying security's or index's market price. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

         RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Jundt Associates, Inc., each fund's investment adviser (the "Investment Adviser"), will not forecast market movements correctly, that a fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Investment Adviser believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the funds and other clients of the Investment Adviser may be considered such a group. These position limits may restrict a fund's ability to purchase or sell options on particular securities.

         Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

SPECIAL EXPIRATION PRICE OPTIONS

         Each fund may purchase over-the-counter ("OTC") put and call options with respect to specified securities ("special expiration price options") pursuant to which the fund in effect may create a custom index relating to a particular industry or sector that the Investment Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a pre-negotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the option is exercised. Brokerage commissions and other transaction costs will reduce a fund's profits if a special expiration price option is exercised. A fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets.

FUTURES CONTRACTS

         INDEX FUTURES CONTRACTS AND OPTIONS. Each fund may buy and sell index futures contracts and related options for hedging purposes and to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.


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         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the fund will gain $400 (100 units x gain of $4). If a fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the fund will lose $200 (100 units x loss of $2).

         Positions in index futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts.

         In order to hedge its investments successfully using futures contracts and related options, a fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in the Investment Adviser's judgment, have a significant correlation with movements in the prices of the fund's securities.

         Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, each fund may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the seller undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

         A fund may purchase or sell options on stock indices in order to close out outstanding positions in options on stock indices which it has purchased or may allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         MARGIN PAYMENTS. When a fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of the initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the fund upon termination of the contract, assuming the fund satisfies its contractual obligations.


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


         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a fund sells a futures contract and the price of the underlying index rises above the delivery price, the fund's position declines in value. The fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the fund's future position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When a fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

         Consistent with the rules and regulations of the Commodity Futures Trading Commission exempting each fund from regulation as a "commodity pool," each fund will not purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on the fund's existing futures contracts and related options positions and premiums paid for options on futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the fund's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although each fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures contract position at such time and, in the event of adverse price movements, a fund would continue to be required to make daily variation margin payments. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

         The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although each fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a fund would have to exercise the options in order to realize any profit.

         HEDGING RISKS. There are several risks in connection with the use by a fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the fund's securities which are the subject of the hedge. The Investment Adviser will attempt to reduce the risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the fund's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by a fund for hedging purposes is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index


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due to certain market distortions. All participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures contracts markets. Further, the margin requirements in the futures contracts markets are less onerous than margin requirements in the securities markets in general, and as a result the futures contracts markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures contracts markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Investment Adviser may not result in a successful hedging transaction over a short time period.

         Each fund may use futures contracts and related options to enhance investment returns in addition to hedging against market risk. Such use of futures contracts involves risk similar to the use of leverage. Within applicable regulatory limits (which require that each fund segregate securities and other assets on its books and records with a value equal to the value of all long futures contracts positions, less margin deposits), each fund can be subject to the same degree of market risk as if approximately twice its net assets were fully invested in securities. This may result in substantial additional gains in rising markets, but may result in substantial additional losses in falling markets.

         OTHER RISKS. Each fund will incur brokerage fees in connection with its futures contracts and options transactions. In addition, while futures contracts and options on futures contracts may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a fund may benefit from the use of futures contracts and related options, unanticipated changes in market movements may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures contract position and the portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

FOREIGN SECURITIES

         Each fund may invest up to 25% of its total assets in securities of foreign issuers. Each fund may only purchase foreign securities that are represented by American Depository Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. Interest or dividend payments on such securities may be subject to foreign withholding taxes. The funds' investments in foreign securities involve considerations and risks not typically associated with investments in securities of domestic companies, including unfavorable changes in currency exchange rates, reduced and less reliable information about issuers and markets, different accounting standards, illiquidity of securities and markets, local economic or political instability and greater market risk in general.

DEBT SECURITIES

         In normal market conditions, each fund may invest up to 35% of its total assets in "investment grade" debt securities. However, when the Investment Adviser believes that a defensive investment posture is warranted, each fund may invest without limitation in investment grade debt securities. Debt securities are "investment grade" if they are rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if they are unrated, if the Investment Adviser believes that they are comparable in quality. Securities rated Baa or BBB (and similar unrated securities) lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. A fund will not necessarily dispose of an investment if, after its purchase, its rating slips below investment grade. However, the Investment Adviser will monitor such investments closely and will sell such investments if the Investment Adviser at any time believes that it is in the fund's best interests. Each fund may also invest in non-investment grade "convertible" debt securities. See "Convertible Securities."

CONVERTIBLE SECURITIES

         Each fund may invest in convertible securities. A convertible security (a bond or preferred stock) may be converted at a stated price within a specified period of time into a certain number of common shares of the same or a different issuer. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income from common


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stocks but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuer's common stock. Each fund may invest in non-investment grade convertible debt securities. Such securities (sometimes referred to as "junk bonds") are considered speculative and may be in poor credit standing or even in default as to payments of principal or interest. Moreover, such securities generally are less liquid than investment grade debt securities.

INDEXED SECURITIES

         Each fund may purchase securities whose prices are indexed to the prices of other securities, securities indices or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

REPURCHASE AGREEMENTS

         Each fund may enter into repurchase agreements. A repurchase agreement is a contract under which a fund acquires securities for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such securities at a fixed time and price (representing the fund's cost plus interest). Each fund presently intends to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Board of Directors and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of sale are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a fund may incur delay and costs in selling the underlying securities or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

LEVERAGE

         Each fund may borrow money to purchase additional portfolio securities. Leveraging a fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a fund's shares and in the yield on the fund's portfolio. Although the principal of such borrowings will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. Since any decline in value of the fund's investments will be borne entirely by the fund's shareholders (and not by those persons providing the leverage to the fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the fund were not so leveraged. Leveraging will create an interest expense for the fund, which can exceed the investment return (if any) from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the fund will have to pay, the fund's investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the fund will be less than if leveraging were not used.

REVERSE REPURCHASE AGREEMENTS

         In connection with its leveraging activities, each fund may enter into reverse repurchase agreements, in which a fund sells securities and agrees to repurchase them at a mutually agreed date and time. A reverse repurchase agreement may be viewed as a borrowing by the fund, secured by the securities which are the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the fund's counterparty, the fund would be unable to recover the securities which are the subject of the

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agreement, that the amount of cash or other property transferred by the counterparty to the fund under the agreement prior to such insolvency or bankruptcy is less than the value of the securities subject to the agreement, or that the fund may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

SECURITIES LENDING

         Each fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and regain the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of the fund loaned will not at any time exceed one-third (or such other limit as the Board of Directors may establish) of the total assets of the fund. In addition, it is anticipated that the fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

         Before a fund enters into a loan, the Investment Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The funds will not lend portfolio securities to borrowers affiliated with the funds.

SHORT SALES

         Each fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A fund also will incur transaction costs in effecting short sales.

         A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. An increase in the value of the security sold short by the fund over the price at which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price.

ZERO-COUPON DEBT SECURITIES

         Zero-coupon securities in which each fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a mutual fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the principal and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

         Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             INVESTMENT RESTRICTIONS

         Each fund has adopted certain FUNDAMENTAL INVESTMENT RESTRICTIONS that may not be changed except by a vote of shareholders owning a "majority of the outstanding voting securities" of the fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Under the Investment Company Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of: (a) more than 50% of the outstanding shares of the fund; or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. In addition, each fund has adopted certain NON-FUNDAMENTAL INVESTMENT RESTRICTIONS that may be changed by the fund's Board of Directors without the approval of the fund's shareholders.

CAPITAL APPRECIATION FUND AND TWENTY FUND

 FUNDAMENTAL INVESTMENT RESTRICTIONS

         Neither Capital Appreciation Fund nor Twenty Fund may:

                  1. Borrow money in excess of limitations imposed by the Investment Company Act of 1940;

                  2. Issue senior securities in excess of limitations imposed by the Investment Company Act of 1940;

                  3. Concentrate its investments in a particular industry, as determined in accordance with the Investment Company Act. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall not be considered to represent an "industry" within the meaning of this limitation. However, a Fund may concentrate its investments in one or more market sectors which may be made up of companies in a number of related industries;

                  4. Acquire or sell real estate unless acquired as a result of ownership of securities or another permissible instrument. This limitation shall not prohibit the Fund from acquiring or selling investments that may be backed or secured by real estate or interests in real estate or investments in companies that deal in or own real estate or interests in real estate;

                  5. Acquire or sell commodities or contracts relating to physical commodities unless acquired as a result of the Fund's ownership of another permissible instrument. This limitation shall not prohibit the Fund from acquiring or selling investment that may be backed or secured by physical commodities or investments in companies that deal in or own physical commodities;

                  6. Make loans in excess of limitations imposed by the Investment Company Act of 1940; or

                  7. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling certain of its portfolio securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         Neither Capital Appreciation Fund nor Twenty Fund may:

                  1. Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required to secure otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

                  2. Invest in securities issued by other investment companies in excess of limitations imposed by applicable law;

                  3. Make investments for the purpose of exercising control or management;

                  4. Invest more than 15% of its net assets in illiquid securities; or

                  5. Purchase equity securities in private placements.

                                      * * *

         With respect to each of the foregoing fundamental and non-fundamental investment restrictions involving a percentage of a fund's assets, if a percentage restriction or limitation is adhered to at the time of an investment or sale (other than a maturity) of a security, a later increase or decrease in such percentage resulting from a change of values or net assets will not be considered a violation thereof.

                                      TAXES

         Each fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year.

         As a regulated investment company, each fund will not be liable for federal income taxes on the part of its taxable net investment income and net capital gains, if any, that it distributes to shareholders, provided it distributes at least 90% of its "investment company taxable income" (as that term is defined in the Code) to fund shareholders in each taxable year. However, if for any taxable year a fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the fund's current or accumulated earnings and profits.

         Each fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each fund must distribute: (a) at least 98% of its taxable ordinary income (not taking into account any capital gains or losses) for the calendar year; (b) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the fund so elects); and (c) any portion (not taxed to the fund) of the respective balances from the prior year. To the extent possible, each fund intends to make sufficient distributions to avoid this 4% excise tax.

         Each fund, or the shareholder's broker with respect to the fund, is required to withhold federal income tax at a rate of 31% of dividends, capital gains distributions and proceeds of redemptions if a shareholder fails to furnish the fund with a correct taxpayer identification number ("TIN") or to certify that he or she is exempt from such withholding, or if the Internal Revenue Service notifies the fund or broker that the shareholder has provided the fund with an incorrect TIN or failed to properly report dividend or interest income for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder's federal income tax return. An individual's TIN is his or her social security number.

         Each fund may write, purchase or sell options or futures contracts. Generally, options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, I.E., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Gain or loss from transactions in options and futures contracts that are subject to the "marked to market" rule will be 60% long-term and 40% short-term capital gain or loss. However, a fund may be eligible to make a special election under which certain "Section 1256 contracts" would not be subject to the "marked to market" rule.

         Code Section 1092, which applies to certain "straddles," may affect the taxation of each fund's transactions in options and futures contracts. Under
Section 1092, a fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures contracts.

              ADVISORY, ADMINISTRATIVE AND DISTRIBUTION AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

         Jundt Associates, Inc. (the "Investment Adviser"), 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416, serves as each fund's investment adviser. James R. Jundt serves as Chairman of the Board and Chief Executive Officer of the Investment Adviser and Marcus E. Jundt serves and Vice Chairman of the Investment Adviser. Marcus E. Jundt owns 95% of the Investment Adviser's stock. A trust benefiting James R. Jundt's children and grandchildren owns the remaining 5% of the Investment Adviser's stock. The Investment Adviser was incorporated in December 1982.

         The Investment Adviser has been retained as each fund's investment adviser pursuant to investment advisory agreements between the Investment Adviser and each fund (the "Investment Advisory Agreements"). Under the terms of the Investment Advisory Agreements, the Investment Adviser furnishes continuing investment supervision to each fund and is responsible for the management of each fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

         The Investment Adviser furnishes office space, equipment and personnel to each fund in connection with the performance of its investment management responsibilities. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of each fund who are affiliated persons of the Investment Adviser.

         Each fund pays all other expenses incurred in its operation including, but not limited to, brokerage and commission expenses; interest charges; fees and expenses of legal counsel and independent auditors; the fund's organizational and offering expenses, whether or not advanced by the Investment Adviser; taxes and governmental fees; expenses (including clerical expenses) of issuance, sale or repurchase of the fund's shares; membership fees in trade associations; expenses of registering and making notice filings with respect to shares of the fund for sale under federal and state securities laws; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of regular and special shareholders meetings; expenses of filing reports and other documents with governmental agencies; charges and expenses of the fund's administrator, custodian and registrar, transfer agent and dividend disbursing agent; expenses of disbursing dividends and distributions; compensation of officers, directors and employees who are not affiliated with the Investment Adviser; travel expenses of directors for attendance at meetings of the Board of Directors; insurance expenses; indemnification and other expenses not expressly provided for in the Investment Advisory Agreement; costs of stationery and supplies; and any extraordinary expenses of a non-recurring nature.

         For its services, the Investment Adviser receives from each fund a monthly fee at an annual rate of 1.3% of the fund's average daily net assets.

         The Investment Advisory Agreements continue in effect from year to year, if specifically approved at least annually by a majority of the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of American Eagle Funds, Inc. or the Investment Adviser ("Independent Directors") at a meeting in person. Each Investment Advisory Agreement may be terminated by either party, by the Independent Directors or by a vote of the holders of a majority of the outstanding securities of the fund that is a party thereto, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of its "assignment" (as defined in the Investment Company Act).

PORTFOLIO TRANSACTIONS, BROKERAGE COMMISSIONS AND PORTFOLIO TURNOVER RATE

         The Investment Adviser is responsible for investment decisions and for executing each fund's portfolio transactions. The funds have no obligation to execute transactions with any particular broker-dealer. The Investment Adviser seeks to obtain the best combination of price and execution for each fund's transactions. However, the funds do not necessarily pay the lowest commission.

         Where best price and execution may be obtained from more than one broker-dealer, the Investment Adviser may purchase and sell securities through broker-dealers that provide research and other valuable information to the Investment Adviser. Such information may be useful to the Investment Adviser in providing services to clients other than the funds.

         Consistent with the rules and regulations of the National Association of Securities Dealers, Inc., the Investment Adviser may, from time to time, consider the distribution of the shares of other fund companies managed by the Investment Adviser, and referrals of investors to investment partnerships managed by the Investment Adviser, when allocating transactions among broker-dealers that otherwise offer best price and execution. The Investment Adviser may also agree from time to time to direct a portion of a client's brokerage transactions to a particular broker-dealer if such broker-dealer is among those that offer best price and execution. Because the Investment Adviser frequently aggregates multiple contemporaneous client purchase or sell orders into a block order for execution, such considerations and directions may influence the Registrant's allocation of brokerage transactions for all client accounts.

         Other clients of the Investment Adviser have investment objectives similar to those of the funds. The Investment Adviser, therefore, may combine the purchase or sale of investments for the funds and its other clients. Such simultaneous transactions may increase the demand for the investments being purchased or the supply of the investments being sold, which may have an adverse effect on price or quantity. The Investment Adviser's policy is to allocate investment opportunities fairly and equitably among the clients involved, including the funds. When two or more clients are purchasing or selling the same security on a given day from or through the same broker-dealer, such transactions are averaged as to price.

         For its clients, the Investment Adviser regularly purchases and receives allocations of new issue stocks. New issue shares consist of both initial public offerings and additional offerings of issues already publicly traded (i.e., secondary offerings). The Investment Adviser's total allocation of such stocks typically is not large enough to permit each of the Investment Adviser's suitable clients to participate in a meaningful way. In such cases, the Investment Adviser will determine which of its client accounts are the most appropriate participants and will allocate any such shares equitably among such clients. The Investment Adviser has a policy to ensure that, over time, each of its clients for which new issue stocks are suitable investments will participate fairly and equitably in allocations of such stocks.

ADMINISTRATION AGREEMENT

         Firstar Mutual Fund Services, LLC (the "Administrator"), 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, an affiliate of the funds' custodian, performs various administrative and accounting services for the funds.

         Under the terms of an administration agreement between the Administrator and each fund (the "Administration Agreements"), the Administrator performs or arranges for the performance of the following administrative services to each fund: (a) maintenance and keeping of certain books and records of the fund; (b) preparation or review and filing of certain reports and other documents required by federal, state and other applicable U.S. laws and regulations to maintain the funds' registrations as open-end investment companies; (c) coordination of tax related matters; (d) responses to inquiries from fund shareholders; (e) calculation and dissemination for publication of the net asset value of the fund's shares; (f) oversight and, as the Board of Directors may request, preparation of reports and recommendations to the Board of Directors on the performance of administrative and professional services rendered to the fund by others, including the funds' custodian and any subcustodian, registrar, transfer agency, and dividend disbursing agent, as well as accounting, auditing and other services; (g) provision of competent personnel and administrative offices necessary to perform its services under the Administration Agreement; (h) arrangement for the payment of fund expenses; (i) consultations with fund officers and various service providers in establishing the accounting policies of the fund;
(j) preparation of such financial information and reports as may be required by any banks from which the fund borrows funds; and (k) provision of such assistance to the Investment Adviser, the custodian and any subcustodian, and the fund's counsel and auditors as generally may be required to carry on properly the business and operations of the fund.

         The Administrator is obligated, at its expense, to provide office space, facilities, equipment and necessary personnel in connection with its provision of services under the Administration Agreements; however, each fund (in addition to the fees payable to the Administrator under the Administration Agreement, as described below) has agreed to pay reasonable travel expenses of persons who perform administrative, clerical and bookkeeping functions on behalf of the fund. Additionally, the expenses of legal counsel and accounting experts retained by the Administrator, after consulting with the fund's counsel and independent auditors, as may be necessary or appropriate in connection with the Administrator's provision of services to the fund, are deemed expenses of, and shall be paid by, the fund.

         For administration services rendered to each fund and the facilities furnished, each fund is obliged to pay the Administrator, subject to an annual minimum fee of $20,000 for the fiscal year ending December 31, 2000, $25,000 for the fiscal year ending December 31, 2001, and $30,000 for the fiscal year ending December 31, 2002, a monthly fee at an annual rate of .06% of the first $200 million of the fund's average daily net assets, .05% of the next $500 million of the fund's average daily net assets and .03% of the fund's average daily net assets in excess of $500 million.

         The Administration Agreements will remain in effect unless and until terminated in accordance with their terms. They may be terminated at any time, without the payment of any penalty, by American Eagle Funds, Inc. on 60 days' written notice to the Administrator and by the Administrator on 90 days' written notice to American Eagle Funds, Inc. The Administration Agreements terminate automatically in the event of their assignment.

         The principal address of the Administrator is 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207.

DISTRIBUTOR

         Pursuant to Distribution Agreements by and between U.S. Growth Investments, Inc. (the "Distributor"), 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416, and each of the funds (the "Distribution Agreements"), the Distributor serves as the principal underwriter of each fund's shares. Each fund's shares are offered continuously by and through the Distributor. As agent of each fund, the Distributor accepts orders for the purchase and redemption of fund shares. The Distributor may enter into selling agreements with other dealers and financial institutions, pursuant to which such dealers and/or financial institutions also may sell fund shares.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, FUND ACCOUNTANT AND CUSTODIAN

         Firstar Mutual Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, an affiliate of the fund's custodian, serves as the fund's transfer agent and dividend disbursing agent. For the services rendered to each fund, each fund is obliged to pay the fund's transfer agent and dividend disbursing agent, subject to an annual minimum fee of $10,000, an annual fee of $16.00 per shareholder account.

         Firstar Mutual Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, an affiliate of the fund's custodian, serves as the fund's accountant. For the services rendered to each fund, each fund is obliged to pay the fund's accountant, an annual minimum fee of $18,000 for the fist 12 months of operations (or until the net assets of the funds exceed $10 million), thereafter $30,000 for the first $100 million of the fund's average daily net assets, .0125% of the next $200 million of the fund's average daily net assets and .0075% of the fund's average daily net assets in excess of $200 million.

         Firstar Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, WI 53202, serves as the funds' custodian. For the services rendered to each fund, each fund is obliged to pay the fund's custodian, subject to an annual minimum fee of $3,000, an annual fee at an annual rate of .01% of the fund's average daily net assets. In addition, the funds may compensate certain broker-dealers that sell fund shares for performing various accounting and administrative services with respect to large street-name accounts maintained by such broker-dealers.

                             SPECIAL PURCHASE PLANS

         AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares may be purchased through an automatic investment plan. Under such a plan, the investor authorizes a fund to withdraw a specific amount (minimum dollars $50 per withdrawal) from the investor's bank account and to invest such amount in shares of the fund. Such purchases are normally made on the 5th day of each month, or the next business day thereafter. Further information is available from the Distributor.

                          MONTHLY CASH WITHDRAWAL PLAN

         Any investor who owns or buys shares of the funds valued at $10,000 or more at the current offering prices may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested at net asset value in additional shares of the fund to which such distributions relate. Shares in a Withdrawal Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawal are made on the 20th day of the month (or on the preceding business day if the 20th day falls on a weekend or is a holiday) at that day's closing net asset value, and checks are mailed on the next business day. Payments will be made to the registered shareholder or to another party if preauthorized by the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. Each fund or the Distributor may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

         Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The funds make no recommendations or representations in this regard.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each fund is determined in accordance with generally accepted accounting principles and applicable SEC rules and regulations.

         The portfolio securities in which each fund invests fluctuate in value, and hence each fund's net asset value per share also fluctuates. The net asset value per share of each fund's shares will be calculated by dividing the fund's net asset value by the number of its shares outstanding.

                         CALCULATION OF PERFORMANCE DATA

         For purposes of quoting and comparing the performance of each fund's shares to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of "average annual total return" or "cumulative total return." Under the rules of the SEC, funds advertising performance must include average annual total return quotations calculated according to the following formula:

                                  P(1+T) = ERV

      Where: P    =   a hypothetical initial payment of $1,000;
             T    =   average annual total return;
             n    =   number of years; and
            ERV   =   ending redeemable value at the end of the period of a
                      hypothetical $1,000 payment made at the beginning of such period.


         This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             CTR = ( ERV - P ) x 100
                                    ---------
                                        P

      Where: CTR  =  Cumulative total return;
             ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and
               P  =  initial payment of $1,000.


         This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         Under each of the above formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication.

         Past performance is not predictive of future performance. All advertisements containing performance data of any kind will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             DIRECTORS AND OFFICERS

         The Board of Directors of American Eagle Funds, Inc. is responsible for the overall management and operation of each fund. The officers of American Eagle Funds, Inc. employed by the Investment Adviser are responsible for the day-to-day operations of the fund under the Board's supervision. Directors and officers of American Eagle Funds, Inc., together with information as to their principal occupations during the past five years, are set forth below.

                                                                   PRINCIPAL OCCUPATION DURING
     NAME AND ADDRESS             POSITIONS HELD               PAST 5 YEARS AND OTHER AFFILIATIONS
     ----------------             --------------               -----------------------------------
James R. Jundt (1)(2)          Chairman of the Board    Chairman of the Board, Chief Executive Officer,
Age: 58                                                 Secretary and portfolio manager of the Investment
Suite 950                                               Adviser since its inception in 1982. Chairman of the
1550 Utica Avenue South                                 Board and a portfolio manager of American Eagle Funds,
Minneapolis, MN 55416                                   Inc. since 1999, Jundt Growth Fund, Inc. since 1991
                                                        and Jundt Funds, Inc. since 1995. President of Jundt
                                                        Growth Fund, Inc. from 1991 to 1999 and Jundt Funds,
                                                        Inc. from 1995 to 1999. Chairman of the Board of the
                                                        Distributor since 1995. Also a trustee of Gonzaga
                                                        University and a director of three private companies.

Marcus E. Jundt (1)(3)         President and Director   Vice Chairman of the Investment Adviser since 1992.
Age: 34                                                 Research Analyst, Victoria Investors, New York, New
Suite 950                                               York from 1988 to 1992. Employed by Cargill Investor
1550 Utica Avenue South                                 Services, Inc. from 1987 to 1988. President of
Minneapolis, MN 55416                                   American Eagle Funds, Inc., Jundt Funds, Inc., and
                                                        Jundt Growth Fund, Inc. since 1999. Portfolio Manager
                                                        of Jundt Funds, Inc. since 1995 and Jundt Growth Fund
                                                        since 1992. President of U.S. Growth Investments, Inc.
                                                        since 1997. Also a director of a private company.

John E. Clute                  Director                 Dean and Professor of Law, Gonzaga University School
Age: 65                                                 of Law, since 1991; previously Senior Vice President
1221 West Riverside Avenue                              Human Resources and General Counsel, Boise Cascade
Spokane, WA 99201                                       Corporation (forest products). Director of American
                                                        Eagle Funds, Inc. since 1999, Jundt Growth Fund, Inc.
                                                        since 1991 and Jundt Funds, Inc. since 1995. Also a
                                                        director of Hecla Mining Company (mining) and two
                                                        private companies.

Floyd Hall                     Director                 Chairman, President and Chief Executive Officer of
Age: 61                                                 K-Mart Corporation since 1995. Chairman from 1989 to
3100 West Big Beaver Road                               1998 and Chief Executive Officer from 1989 to 1995 of
Troy, MI 48084                                          The Museum Company and Alva Replicas. Chairman and
                                                        Chief Executive Officer from 1984 to 1989 of The Grand
                                                        Union Company. Chairman and Chief Executive Officer
                                                        from 1981 to 1984 of Target Stores. President and
                                                        Chief Executive Officer from 1974 to 1981 of B. Dalton
                                                        Bookseller. Director of American Eagle Funds, Inc.
                                                        since 1999, Jundt Growth Fund, Inc. since 1991 and
                                                        Jundt Funds, Inc. since 1995.

Demetre M. Nicoloff            Director                 Cardiac and thoracic surgeon, Cardiac Surgical
Age: 66                                                 Associates, P.A., Minneapolis, Minnesota. Director of
1492 Hunter Drive                                       American Eagle Funds, Inc. since 1999, Jundt Growth
Wayzata, MN 55391                                       Fund, Inc. since 1991 and Jundt Funds, Inc. since
                                                        1995. Also a director of Optical Sensors Incorporated
                                                        (patient monitoring equipment); Micromedics, Inc.
                                                        (instrument trays, ENT specialty products and fibrin
                                                        glue applicators); Applied Biometrics, Inc. (cardiac
                                                        output measuring devices); and Sonometrics, Inc.
                                                        (ultrasound imaging equipment).

Darrell R. Wells               Director                 Managing Director, Security Management Company (asset
Age: 57                                                 management firm) in Louisville, Kentucky. Director of
Suite 310                                               American Eagle Funds, Inc. since 1999, Jundt Growth
4350 Brownsboro Road,                                   Fund, Inc. since 1991 and Jundt Funds, Inc. since
Louisville, KY 40207                                    1995. Also a director of Churchill Downs Inc. (race
                                                        track operator) and Citizens Financial Inc. (insurance
                                                        holding company), as well as several private
                                                        companies.

Clark W. Jernigan              Director                 Product Engineering Director, Cirrus Logic, Inc.,
Age: 38                                                 Crystal Industrial & Communications Division, Austin,
1201 Verdant Way                                        Texas since 1997; Research Associate Analyst, Alex.
Austin, TX 78746                                        Brown & Sons Incoporated., New York, New York from
                                                        1996 to 1997; Product Development Engineering Manager,
                                                        Advanced Micro Devices, Inc., Embedded Processor
                                                        Division, Austin, Texas from June 1991 to 1996;
                                                        Director of the American Eagle Funds, Inc., Jundt
                                                        Growth fund, Inc. and Jundt Funds, Inc. since 1999.

Jon C. Essen, CPA              Treasurer                Chief Financial Officer of the Investment Adviser
Age: 36                                                 since 1998. Treasurer of American Eagle Funds, Inc.
Suite 950                                               since 1999 and Treasurer of Jundt Growth Fund, Inc.
1550 Utica Avenue South                                 and Jundt Funds, Inc. since 1999. Senior Financial
Minneapolis, MN 55416                                   Analyst, Norwest Investment Services, Inc., 1997 to
                                                        1998. Fund Reporting and Control Supervisor, Voyageur
                                                        Funds Inc., 1994 to 1997.

James E. Nicholson             Secretary                Partner with the law firm of Faegre & Benson LLP,
Age: 48                                                 Minneapolis, Minnesota, which has served as general
2200 Norwest Center                                     counsel to the Investment Adviser, American Eagle
Minneapolis, MN 55402                                   Funds, Inc., Jundt Growth Fund, Inc., Jundt Funds,
                                                        Inc. and the Distributor since their inception.
                                                        Secretary of American Eagle Funds, Inc. since 1999,
                                                        Jundt Growth Fund, Inc. since 1991 and Jundt Funds,
                                                        Inc. since 1995.

-----------

(1) Director who is an "interested person" of each fund, as defined in the Investment Company Act.

(2) James R. Jundt owns 100% of the stock of the Distributor and is, therefore, a controlling person of the Distributor, as defined by the Investment Company Act of 1940.

(3) Marcus E. Jundt owns 95% of the stock of the Investment Advisor and is, therefore, a controlling person of the Investment Advisor, as defined by the Investment Company Act of 1940

         Each of the directors of American Eagle Funds, Inc. is also a director of other fund companies managed by the Investment Adviser. American Eagle Funds, Inc., and each of the other fund companies managed by the Investment Adviser, has agreed to pay its pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" of American Eagle Funds, Inc. or any other fund company managed by the Investment Adviser. In the aggregate, the American Eagle Funds, Inc. and the other fund companies have agreed to pay each such director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. No compensation is paid to officers or directors who are "interested persons" of American Eagle Funds, Inc. or the other fund companies managed by the Investment Adviser.

                               COMPENSATION TABLE

---------------------------------------- ----------------- ----------------------- -------------------- ----------------------
                                                                 PENSION OR                               TOTAL COMPENSATION
                                             AGGREGATE       RETIREMENT BENEFITS     ESTIMATED ANNUAL     FROM FUND AND FUND
                                           COMPENSATION      ACCRUED AS PART OF       BENEFITS UPON         COMPLEX PAID TO
       NAME OF PERSON, POSITION             FROM FUND*          FUND EXPENSES           RETIREMENT           DIRECTORS*/**
---------------------------------------- ----------------- ----------------------- -------------------- ----------------------
James R. Jundt, Chairman of the Board    $0                $0                      $0                   $0
---------------------------------------- ----------------- ----------------------- -------------------- ----------------------
John E. Clute, Director                  $243              $0                      $0                   $21,000
---------------------------------------- ----------------- ----------------------- -------------------- ----------------------
Floyd Hall, Director                     $243              $0                      $0                   $21,000
---------------------------------------- ----------------- ----------------------- -------------------- ----------------------
Demetre M. Nicoloff, Director            $243              $0                      $0                   $21,000
---------------------------------------- ----------------- ----------------------- -------------------- ----------------------
Darrell R. Wells, Director               $243              $0                      $0                   $21,000
---------------------------------------- ----------------- ----------------------- -------------------- ----------------------
Clark W. Jernigan, Director              $243              $0                      $0                   $21,000
---------------------------------------- ----------------- ----------------------- -------------------- ----------------------

* Estimated payments for the fiscal year ending December 31, 2000 based on the projected relative net assets of each fund company for the same fiscal year.

** Total Compensation projected to be paid to directors for services on the board of the Fund and the boards of two other investment companies in the Fund Complex managed by the Investment Adviser.

                              COUNSEL AND AUDITORS

         Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as the funds' general counsel. KPMG LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, has been selected as the funds' independent auditors for the fiscal years ending December 31, 1999 and December 31, 2000.

                               GENERAL INFORMATION

         American Eagle Funds, Inc. was organized as a Minnesota corporation on November 3, 1999. Although American Eagle Funds, Inc. is registered with the Securities and Exchange Commission, the SEC does not supervise their management or investments.

         Shares of each fund generally have the same voting, dividend, liquidation and other rights. Shares of both funds generally vote together (with each share being entitled to one vote) with respect to the Board of Directors, independent auditors and other general matters affecting American Eagle Funds, Inc. Each fund's shares are freely transferable. The Board of Directors may designate additional classes of shares of each fund, each with different sales arrangements and expenses, but has no current intention of doing so. In addition, the Board of Directors may designate additional series of American Eagle Funds, Inc., each to represent a new mutual fund.

         As of December 21, 1999, Marcus E. Jundt of the Investment Adviser, 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416, was the beneficial owner of 100% of Capital Appreciation Fund and 100% of Twenty Fund shares. Depending on prevailing economic and market conditions, the presence of one or more large beneficial owners in a fund could pose certain risks to the fund and its other shareholders. For example, the presence of such a shareholder could raise liquidity concerns which could require the fund to invest in a manner that may not optimize investment returns. As of the date of this Statement of Additional Information, the Investment Manager does not believe that the presence of any of the aforementioned beneficial owners poses such a risk.

         Under Minnesota law, the Board of Directors has overall responsibility for managing the funds. In doing so, the directors must act in good faith, in the funds' best interests and with ordinary prudence.

         Under Minnesota law, each director of a company, such as American Eagle Funds, Inc., owes certain fiduciary duties to the company and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinary prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes a corporation to eliminate or limit the liability of directors to the corporation or its shareholders for monetary damages for breaches of fiduciary duty as a director. However, a corporation cannot eliminate or limit the liability of a director: (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, for certain illegal distributions or for violation of certain provisions of Minnesota securities laws; or (c) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of American Eagle Funds, Inc. limits the liability of its directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not permit a corporation to eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination of the availability of equitable relief, such as injunctive or rescissionary relief. These remedies, however, may be ineffective in situations where shareholders become aware of such a breach after a transaction has been consummated and rescission has become impractical. Further, Minnesota state law does not affect a director's liability under the Securities Act or the Securities Exchange Act of 1934, as amended, both of which are federal statutes. It is also uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act and the rules and regulations thereunder.

         American Eagle Funds, Inc. is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting shares of a company may demand a regular meeting of shareholders of the company by written notice of demand given to the chief executive officer or the chief financial officer of the company. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the company. Irrespective of whether a regular meeting of shareholders has been held during the immediately preceding 15 months, in accordance with Section 16(c) under the Investment Company Act, the Board of Directors of American Eagle Funds, Inc. is required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the company. Additionally, the Investment Company Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

         Upon issuance and sale in accordance with the terms of the Prospectus and Statement of Additional Information, each fund share will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How To Sell Your Fund Shares" in the Prospectus.

         The Funds and the Investment Adviser have adopted a Code of Ethics, which prohibits the Investment Adviser's employees (and members of their households) from purchasing any security in which the Funds may invest. The Code strictly regulates other personal investments (other than investments in mutual funds and certain other securities) and requires quarterly reporting of all such investments.

                         FINANCIAL AND OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement of American Eagle Funds, Inc. filed with the SEC under the Securities Act and the Investment Company Act (the "Registration Statement") with respect to the securities offered by the Prospectus and this Statement of Additional Information. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You also may request copies by writing to the Public Reference Section of the SEC at Washington, D.C. 20549-6009. Reports and other information about the funds are also available free on the SEC's Internet site at http://www.sec.gov.

         Statements contained in the Prospectus or in this Statement of Additional Information as to any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.